SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT
                                   Pursuant to
                              SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

Date of Report (Date of earliest event reported):  October 9, 2003

                          PACIFIC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Washington                     000-29829                91-1815009
(State or other jurisdiction        (SEC File Number)          (IRS Employer
of incorporation or organization)                            Identification No.)



                             300 East Market Street
                         Aberdeen, Washington 98520-5244
                                 (360) 533-8870
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

Item 9.  Regulation FD Disclosure

         Pacific Financial Corporation ("Pacific") is furnishing information in accordance with Regulation FD regarding its financial results for the nine months ended September 30, 2003. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in any such filing.

         Pacific's net income for the nine months ended September 30, 2003, was $3,457,026, a 26.8% increase compared to $2,726,708 for the nine months ended September 30, 2002. The most significant factor contributing to the increase was a 100% decrease in the provision for loan losses from $954,000 to zero.

         Net interest income for the nine months ended September 30, 2003, increased $521,425 to $9,275,628 compared to the same period of the prior year. The increase is attributable to a $143,397 increase in interest income and a $378,028 decrease in interest expense.

         Non-interest income decreased $76,876 to $1,440,819 for the nine months ended September 30, 2003, compared to the same period of the prior year, while non-interest expense increased $421,231 to $5,844,421. The increase in non-interest expense was primarily related to increases in salaries and incentive compensation.

         The federal income tax provision for the nine months ended September 30, 2003, was $1,415,000, compared to $1,168,000 for the nine months ended September 30, 2002.

         Pacific's unaudited consolidated balance sheets at September 30, 2003 and December 31, 2002, and unaudited consolidated statements of operations and selected performance ratios for the nine months ended September 30, 2003 and 2002, follow.

                          PACIFIC FINANCIAL CORPORATION
                           Consolidated Balance Sheets

                                                September 30,     December 31,
                                                     2003             2002
       Assets                                    (Unaudited)      (Unauditied)
       ------
       Cash & due from banks                       $ 11,160        $  8,473
       Interest bearing balances with banks           7,313             373
       Federal funds sold                             5,590             ---
       Investment securities available for sale      58,591          52,230
       Investment securities held-to-maturity         8,801          10,362
       Federal Home Loan Bank stock, at cost            904             866

       Loans                                        193,669         185,790
       Allowance for credit losses                   (2,353)         (2,473)
                                                    --------        --------

       Loans, net                                   191,316         183,317

       Premises and equipment                         3,730           3,850
       Foreclosed real estate                           898             686
       Accrued interest receivable                    1,462           1,493
       Cash surrender value of life insurance         6,120           5,898
       Other assets                                   1,330             986
                                                    --------        --------

       Total assets                                $297,215        $268,534

       Liabilities and Shareholders' Equity
       ------------------------------------
       Deposits:
       Non-Interest bearing                        $ 42,903        $ 40,084
       Interest bearing                             209,851         185,170
                                                    --------        --------

       Total deposits                               252,754         225,254

       Accrued interest payable                         235             318
       Short-term borrowings                            ---           1,800
       Long-term borrowings                          14,500          11,000
       Other liabilities                              1,769           5,479
                                                    --------        --------

       Total liabilities                            269,258         243,851


       Shareholders' Equity
       Common Stock (par value $1);                   2,513           2,513
       authorized:  25,000,000 shares; issued
       June 30, 2003 - 2,512,669 shares;
       December 31, 2002 - 2,512,659 shares
       Additional paid-in capital                     9,839           9,839
       Retained earnings                             15,071          11,614
       Accumulated other comprehensive income           534             717
                                                    --------        --------

       Total shareholders' equity                    27,957          24,683

       Total liabilities and
       shareholders' equity                        $297,215        $268,534

                          PACIFIC FINANCIAL CORPORATION
                      Consolidated Statements of Operations
                                   (unaudited)

                                       Nine Months Ended September 30,

                                             2003            2002
                                             ----            ----

      Interest Income
      Loans                                  $ 9,956         $ 9,989
      Securities held to maturity:
      Taxable                                    141             ---
      Tax-exempt                                 154             ---
      Securities available for sale:
      Taxable                                  1,229           1,249
      Tax-exempt                                 356             480
      Deposits with banks and federal
      funds sold                                  59              34
                                              ------          ------

      Total interest income                   11,895          11,752

      Interest Expense
      Deposits                                 2,261           2,854
      Other borrowings                           358             144
                                              ------          ------

      Total interest expense                   2,619           2,998

      Net Interest Income                      9,276           8,754
      Provision for credit losses                  0             954
                                              ------          ------

      Net interest income after
      provision for credit losses              9,276           7,800

      Non-interest Income
      Service charges                            764             807
      Mortgage loan origination fees              89             ---
      Gain on sale of foreclosed real estate      33             160
      Gain on sale of investments
      held for sale                                4             ---

      Other operating income                     551             551
                                              ------          ------

      Total non-interest income                1,441           1,518

      Non-interest Expense
      Salaries and employee benefits           3,519           3,110
      Occupancy and equipment                    718             729
      Other                                    1,608           1,584
                                              ------          ------

      Total non-interest expense               5,845           5,423
      Income before income taxes               4,872           3,895
      Provision for income taxes               1,415           1,168
                                              ------          ------

      Net Income                             $ 3,457        $  2,727
                                              ======          ======

                          PACIFIC FINANCIAL CORPORATION
                           Selected Performance Ratios

                                       Nine Months Ended September 30,

                                             2003            2002
                                             ----            ----

      Net interest margin                     4.73%           5.04%
      Efficiency ratio                       53.11%          51.12%
      Return on average assets                1.65%           1.54%
      Return on average equity               18.70%          16.67%


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PACIFIC FINANCIAL CORPORATION


DATED:  October 9, 2003                   By: /s/ John Van Dijk
                                              ---------------------
                                              John Van Dijk
                                              Executive Vice President
                                              and Chief Financial Officer

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